Commitments and Contingencies - Future Minimum Lease Payments under Non-Cancelable Operating Leases (Detail) $ in Thousands	May. 31, 2015 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2016	$ 135,927
2017	146,013
2018	88,021
2019	63,982
2020	45,570
Thereafter	53,345
Operating Leases, Future Minimum Payments Due, Total	$ 532,858